UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 15, 2024

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 3.03    MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.
The disclosure set forth under Item 8.01 below is incorporated herein by reference.
ITEM 7.01    REGULATION FD DISCLOSURE.
On October 15, 2024, Ashford Hospitality Trust, Inc. (the “Company”) issued a press release announcing the Reverse Stock Split (as defined in Item 8.01, below). A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
The information under Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 8.01    OTHER EVENTS.
The Company announced today that the Company’s Board of Directors unanimously approved a reverse split of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a ratio of one-for-ten, effective as of the close of business on October 25, 2024 (the “Reverse Stock Split”). The purpose of the Reverse Stock Split is to raise the per share trading price of the Common Stock to regain compliance with the minimum $1.00 continued listing requirement for the listing of the Common Stock on the New York Stock Exchange (the “NYSE”).
Effective as of the close of business on October 25, 2024, each outstanding share of the Common Stock will automatically combine into 1/10th of a share of Common Stock. At the market opening on October 28, 2024, the Common Stock will begin trading on the NYSE on a split- adjusted basis. If the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, such fractional share shall be rounded down to the nearest full share and the Company will pay the holder otherwise entitled to such fraction a sum in cash in an amount equal to the relevant percentage of the amount received per share upon the sale in one or more open market transactions of the aggregate of all such fractional shares.
Each stockholder’s percentage ownership in the Company and proportional voting power remains unchanged after the Reverse Stock Split, except for minor changes resulting from the payment of cash for fractional shares. The rights and privileges of stockholders are unaffected by the Reverse Stock Split. There will be no change to the number of authorized shares of the Common Stock as a result of the Reverse Stock Split. The Company’s trading symbol will remain unchanged, but the CUSIP number for the Company’s registered Common Stock will be changed to 044103794.
The Company also intends to effect a reverse split of the partnership units of Ashford Hospitality Limited Partnership, the Company’s operating partnership, at a ratio of one-for-ten, effective October 25, 2024.
Cautionary Note Regarding Forward-Looking Statements
Certain statements and assumptions in this current report on Form 8-K contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: our business and investment strategy; anticipated or expected purchases, sales or dispositions of assets; our projected operating results; completion of any pending transactions; our plan to pay off strategic financing; our ability to restructure existing property-level indebtedness; our ability to secure additional financing to enable us to operate our business; our understanding of our competition; projected capital expenditures; the impact of technology on our operations and business; the risk that noncompliance with NYSE continued listing standards may impact the Company’s results of operations, business operations and reputation and the trading prices and volatility of the Company’s common stock; and the Company’s ability to regain compliance with the NYSE continued listing standards. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company’s filings with the SEC.
The forward-looking statements included in this current report are only made as of the date of this current report. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits
Exhibit Number        Description
99.1    Press Release of the Company, dated October 15, 2024
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

Dated: October 15, 2024	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary